Exhibit 99.1

CRH Medical Corporation Announces Majority Purchase of Orange County Anesthesia Associates

VANCOUVER, BC, Aug. 4, 2020 /CNW/ - CRH Medical Corporation ("CRH", or the "Company") (TSX: CRH) (NYSE MKT: CRHM), announces that it has completed an accretive transaction whereby the Company has acquired a 66% interest in Orange County Anesthesia Associates, LLC ("Orange County"), a gastroenterology ("GI") anesthesia practice located in Florida.

Orange County provides anesthesia services to a single GI ambulatory surgery center. The transaction was financed through a combination of CRH's credit facility and cash on hand.

Orange County Highlights:

  Transaction effective August 3, 2020
  Estimated annual revenue of US $3.1M
  Adjusted Operating EBITDA and cash flow accretive

Tushar Ramani, CEO of CRH, commented on the transaction, "We are pleased to announce this partnership with Orange County. The transaction deepens our presence in Florida to nine ambulatory surgery centers. We expect to continue to leverage our expanded scale and breadth in order to capitalize on additional business development initiatives in 2020 and beyond."

"We are delighted to announce our 29th anesthesia acquisition," noted Jay Kreger, President of CRH Anesthesia. "While COVID-19 has created challenges for many provider organizations, we believe our demonstrated ability to navigate those challenges while maintaining a commitment to superior patient care make us an ideal partner for those GIs looking to unlock value from their anesthesia operations."

About CRH Medical Corporation

CRH Medical Corporation is a North American company focused on providing gastroenterologists throughout the United States with innovative services and products for the treatment of gastrointestinal diseases. In 2014, CRH became a full-service gastroenterology anesthesia company that provides anesthesia services for patients undergoing endoscopic procedures in ambulatory surgical centers. To date, CRH has completed 29 anesthesia acquisitions. CRH now serves 64 ambulatory surgical/endoscopy centers in 13 states. In addition, CRH owns the CRH O'Regan System, a single-use, disposable, hemorrhoid banding technology that is safe and highly effective in treating all grades of hemorrhoids. CRH distributes the O'Regan System, treatment protocols, operational and marketing expertise as a complete, turnkey package directly to gastroenterology practices, creating meaningful relationships with the gastroenterologists it serves. CRH's O'Regan System is currently used in all 48 lower US states.

Non-GAAP Measures

This press release makes reference to certain non-GAAP financial measures including adjusted operating EBITDA (in total and broken down as attributable to non-controlling interest and shareholders of the Company) and adjusted operating EBITDA margin as supplemental indicators of its financial and operating performance.  Adjusted operating EBITDA is defined as operating income before interest, taxes, depreciation, amortization, stock based compensation, acquisition related expenses and asset impairment charges. Adjusted operating EBITDA margin is defined as operating earnings before interest, taxes, depreciation, amortization, stock based compensation, acquisition related expenses and asset impairment charges as a percentage of revenue. These non-GAAP measures are not recognized measures under US Generally Accepted Accounting Principles ("US GAAP") and do not have a standardized meaning prescribed by US GAAP and thus the Company's definition may be different from and unlikely to be comparable to non-GAAP measures presented by other companies. These measures are provided as additional information to complement US GAAP measures by providing further understanding of the Company's results of operations from management's perspective. Accordingly, they should not be considered in isolation nor as a substitute for analyses of the Company's financial information reported under US GAAP. Management uses non-GAAP measures such as adjusted operating EBITDA and adjusted operating EBITDA margin to provide investors with a supplemental measure of the Company's operating performance and thus highlight trends in the Company's core business that may not otherwise be apparent when relying solely on US GAAP financial measures. Management also believes that securities analysts, investors and other interested parties frequently use non-GAAP measures in the evaluation of issuers. In addition, management uses these non-GAAP measures in order to facilitate operating performance comparisons from period to period, prepare annual operating budgets, and to assess its ability to meet future debt service, capital expenditure, and working capital requirements. A quantitative reconciliation of adjusted operating EBITDA, and operating EBITDA margin to the most directly comparable measures under US GAAP is presented below.

Cautionary Note Regarding Forward-looking Statements

Information included or incorporated by reference in this press release may contain forward-looking statements. This information may involve known and unknown risks, uncertainties, and other factors which may cause our actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "plan," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Certain risks underlying our assumptions are highlighted below; if risks materialize, or if assumptions prove otherwise to be untrue, our results will differ from those suggested by our forward looking statements and our results and operations may be negatively affected. Forward looking statements in this press release include statements regarding the Company's future growth. Actual events or results may differ materially from those discussed in forward-looking statements. There can be no assurance that the forward-looking statements currently contained in this report will in fact occur. The Company bases its forward-looking statements on information currently available to it. The Company disclaims any intent or obligations to update or revise publicly any forward-looking statements whether as a result of new information, estimates or options, future events or results or otherwise, unless required to do so by law.

Forward-looking information reflects current expectations of management regarding future events and operating performance as of the date of this document. Such information involves significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not such results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in forward-looking information, including, without limitation: Our ability to predict developments in the COVID-19 pandemic and its impact to our operations; changes to payment rates or methods of third-party payors, including United States government healthcare programs, changes to the United States laws and regulations that regulate payments for medical services, the failure of payment rates to increase as our costs increase, or changes to our payor mix, could adversely affect our operating margins and revenues; We are subject to decreases in our revenue and profit margin under our fee for service contracts and arrangements, where we bear the risk of changes in volume, payor mix, radiology, anesthesiology, and pathology benefits, and third-party reimbursement rates; We may or may not successfully identify and complete corporate transactions on favorable terms or achieve anticipated synergies relating to any acquisitions or alliances, and such acquisitions could result in unforeseen operating difficulties and expenditures, or require significant management resources and significant charges; Our senior management has been key to our growth, and we may be adversely affected if we lose any member of our senior management; ASCs or other customers may terminate or choose not to renew their agreements with us; If we are unable to maintain or increase anesthesia procedure volumes at our existing ASCs, the operating margins and profitability of our anesthesia segment could be adversely affected; We may not be able to successfully recruit and retain qualified anesthesia service providers or other independent contractors; We may be unable to enforce the non-competition and other restrictive covenants in our agreements; We operate in an industry that is subject to extensive federal, state, and local regulation, and changes in law and regulatory interpretations; Changes in the medical industry and the economy may affect the Company's business; Our failure to comply with U.S. federal and state fraud and abuse laws, including anti-kickback laws and other U.S. federal and state anti-referral laws, could have a material, adverse impact on our business; A significant number of our affiliated physicians could leave our affiliated ASCs; Our industry is already competitive and could become more competitive; Unfavorable economic conditions could have an adverse effect on our business; The Company may not be successful in marketing its products and services; Failure to manage third-party service providers may adversely affect our ability to maintain the quality of service that we provide; Congress or states may enact laws restricting the amount out-of-network providers of services can charge and recover for such services; Adverse events related to our product or our services may subject us to risks associated with product liability, medical malpractice or other legal claims, insurance claims, product recalls and other liabilities, which may adversely affect our operations; Our dependence on suppliers could have a material adverse effect on our business, financial condition and results of operations; We may need to raise additional capital to fund future operations; We are subject to various restrictive covenants and events of default under the Credit Facilities; The Affordable Care Act ("ACA") and potential changes to it may have a significant effect on our business; The Medicare Access and CHIP Reauthorization Act of 2015 ("MACRA") and potential changes to it may have a significant effect on our business; Government authorities or other parties may assert that our business practices violate antitrust laws; If regulations or regulatory interpretations change, we may be obligated to re-negotiate agreements of our anesthetists, anesthesiologists or other contractors; Despite current indebtedness levels, we may still be able to incur substantially more debt, which could further exacerbate the risks associated with increased leverage; Failure to timely or accurately bill for services could have a negative impact on our net revenue, bad debt expense and cash flow; If we or some of our suppliers fail to comply with the FDA's Quality System Regulation and other applicable requirements, our manufacturing or processing operations could be disrupted, our sales and profitability could suffer, and we may become subject to a wide variety of FDA enforcement actions; If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common shares; Our industry is the subject of numerous governmental investigations into marketing and other business practices which could result in the commencement of civil and/or criminal proceedings, substantial fines, penalties, and/or administrative remedies, divert the attention of our management, and have an adverse effect on our financial condition and results of operations; We may write-off intangible assets; If we are unable to manage growth, we may be unable to achieve our expansion strategy; The continuing development of our products and provision of our services depends upon us maintaining strong relationships with physicians; Significant shareholders of the Company could influence our business operations, and sales of our shares by such significant shareholders could influence our share price; We have a legal responsibility to the minority owners of the entities through which we own our anesthesia services business, which may conflict with our interests and prevent us from acting solely in our own best interests; Our common shares may be subject to significant price and volume fluctuations; Unfavorable changes or conditions could occur in the states where our operations are concentrated: We may be subject to a variety of regulatory investigations, claims, lawsuits, and other proceedings; Our anesthesia employees and third-party contractors may not appropriately record or document services that they provide; If we are unable to adequately protect or enforce our intellectual property, our competitive position could be impaired; If there is a change in federal or state laws, rules, regulations, or in interpretations of such federal or state laws, rules or regulations, we may be required to redeem our physician partners' ownership interests in anesthesia companies under the savings clause in our joint venture operating agreements; Our employees and business partners may not appropriately secure and protect confidential information in their possession; Failure to protect our information technology infrastructure against cyber-based attacks, network security breaches, service interruptions or data corruption could significantly disrupt our operations and adversely affect our business and operating results; If securities or industry analysts do not publish research, or publish inaccurate or unfavorable research, about our business, our share price and trading volume could decline; We may be subject to criminal or civil sanctions if we fail to comply with privacy regulations regarding the protection, use and disclosure of patient information; Evolving regulation of corporate governance and public disclosure may result in additional expenses and continuing uncertainty; Anti-takeover provisions could discourage a third party from making a takeover offer that could be beneficial to our shareholders; We are an "emerging growth company" and a "smaller reporting company," and any decision on our part to comply only with certain reduced reporting and disclosure requirements applicable to such companies could make our common shares less attractive to investors; We do not intend to pay dividends on our common shares, and, consequently, your ability to achieve a return on your investment will depend on appreciation, if any, in the price of our common shares; Tax reform could have a material adverse effect on us; Income tax audits and changes in our effective income tax rate could affect our results of operations; The patent protection for our products may expire before we are able to maximize their commercial value, which may subject us to increased competition and reduce or eliminate our opportunity to generate revenues; and We may face exposure to adverse movements in foreign currency exchange rates.

For a complete discussion of the Company's business including the assumptions and risks set out above, see the Company's Form 10-K Annual Report, which is available on EDGAR at www.sec.gov/edgar.shtml or on the Company's website at www.crhmedcorp.com.

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SOURCE CRH Medical Corporation

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For further information: Constantine Davides, CFA, 339-970-2846, constantine.davides@westwicke.com, http://investors.crhsystem.com/

CO: CRH Medical Corporation

CNW 08:00e 04-AUG-20